Exhibit 10.15

PROMISSORY NOTE

$850,000.00 August 17, 2012

FOR VALUE RECEIVED, the undersigned, MAMAKI TEA, INC., a Nevada corporation (whether one or more, "Maker"), hereby promises to pay to the order of SOUTHWEST CAPITAL FUNDING, LTD., a Texas limited partnership (together with its successors and assigns and any subsequent holder of this Promissory Note, **"Payee")**, as hereinafter provided, the principal sum of Eight Hundred Fifty Thousand and No/100 Dollars ($850,000.00) **or so much** thereof as may be advanced by Payee from time to time hereunder to or for the benefit or account of Maker, together with interest thereon at the rate of interest hereinafter provided, and otherwise in strict accordance with the terms and provisions hereof.

1. **Interest.** Interest shall accrue on the principal balance from day to day outstanding hereunder

at a rate equal to the lesser of:

(i) The Maximum Lawful Rate (as hereinafter defined); or

(ii) A variable rate of interest (the **"Fluctuating Rate")** calculated on the basis of a year consisting of 360 days, equal to the **greater** of

(A) five and seven tenths percent (5.7%) in excess of the 10-year U.S. Treasury rates as announced, published and so designated from time to time by the United States Department of the Treasury on its website; or

(B) the rate of interest that will provide a five percent (5%) "after tax" yield on the principal amount of the Note using the maximum individual tax rate then set by the Internal Revenue Code, and all amendments or supplements thereto; provided, however,

(C) that the Fluctuating Rate shall not at any time be less than seven and seven-tenths percent (7.7%) per annum.

The Fluctuating Rate shall be reset to the **greater** of the interest rates provided in either subparagraphs (A), (B) or (C) in Paragraph 1,(ii) above on each anniversary of this Note, and the Payee shall provide Maker with written notice of the adjustment made in the interest rate for the next applicable calendar year. If at any time the Fluctuating Rate exceeds the Maximum Lawfil Rate, any subsequent reductions in the Fluctuating Rate shall not reduce the rate of interest hereunder below the Maximum Lawful Rate until the aggregate amount of accrued interest hereunder equals the amount that would have accrued if the Fluctuating Rate had at all times remained in full effect during the period that it exceeded the Maximum Lawful Rate.

2 **Payments.** Installments of principal and interest on this Note shall be calculated by Payee, based on a fifteen (15) year amortization schedule using the then applicable Fluctuating Rate. The Payee shall provide to the Maker written notice of the next succeeding

installment of principal and interest due on this Note. Maker shall pay to the Payee the required installments of principal and interest, as evidenced in the notices received from Payee, with the first such installment being due and payable on October 1, 2012, and continuing on the first day of each succeeding January, April and July for the remaining term of this Note; provided, however, if there should ever occur an "Event of Default" (herein so called), as such term is defined in the Loan Agreement, which shall thereafter be cured by Maker or waived by Payee, the Payee, at its election, upon written notice to Maker, may require that Maker pay to the Payee the required installments of principal and interest on a monthly basis for the remaining term of the Note prior to the Maturity Date. The initial quarterly installment of principal and interest due on this Note shall be prorated based on the number of days elapsing between the effective date of this Note and October 1, 2012. The term of this Note shall commence as of the date hereof and shall expire on August 141 2017 (the "Maturity Date"), on which date the entire outstanding principal balance hereof and all accrued but unpaid interest hereon shall be finally due and payable. The Maturity Date set forth herein is subject to the rights of Payee to accelerate the maturity of this Note as provided in the Loan Agreement (hereinafter defined). In addition to the required payments of principal and interest due hereunder, commencing on the date that the second installment of principal and interest is due hereunder, and continuing on the same date thereafter that installments of principal and accrued interest are due hereunder, and on the Maturity Date, Maker shall also pay to Payee the required installments of the Performance Payment (as described in the Loan Agreement), The principal balance of this Note may not be prepaid prior to the Maturity Date without the prior written consent of the Payee.

All payments under this Note made to Payee shall be made at Payee's offices in Dallas County, Texas, or at such other place as the Payee may from time to time designate in writing, without offset, in lawful money of the United States of America which shall be legal tender in payment of all debts at the time of payment. Maker may not prepay all or any portion of the principal of this Note prior to maturity without the prior written consent of Payee, which may be given or withheld in its sole discretion. Each required installment payment, shall be applied first to accrued but unpaid interest, and the remainder of such payment shall be applied to the reduction of the outstanding principal balance. Maker hereby agrees to accept Payee's calculation of interest payable hereunder absent manifest mathematical error_ If any payment on this Note shall become due on a Saturday, Sunday or any other day which is a banking holiday, such payment shall be made on the next succeeding business day which is not a banking holiday, and such extension of time shall in each such case be included in computing interest due hereunder. No principal amount repaid may be reborrowed. No Performance Payment shall be applied to any accrued interest or the principal balance of this Note.

3. Loan Documents; Security. This Note evidences, among other indebtedness, **the** loan governed by that certain Loan Agreement of even date herewith (as modified and amended from time to time, the "Loan Agreement"), by and between Maker and Payee among others. Payment hereof is secured by, among other things, that certain Mortgage, Security Agreement and Financing Statement of even date herewith (as renewed, extended and modified from time to time, the "Mortgage"), executed by Maker for the benefit of Payee, covering certain real and personal property located in Hawaii County, Hawaii, and reference is hereby made to said Mortgage for a description of the security and the liens therein granted and the rights of Maker

Initials: ______

and Payee thereunder. This Note, the Loan Agreement and any other agreement, document or instrument governing, securing, guaranteeing or pertaining to the indebtedness evidenced by this Note are referred to collectively herein as the "Loan Documents".

4. Default and Remedies. Upon the occurrence of an Event of Default, as such term is defined in the Loan Agreement, Payee shall have the immediate right, at the sole discretion of Payee and without notice or demand (i) to declare the entire unpaid balance of this Note and all accrued, but unpaid interest at once immediately due and payable (and the same shall be at once immediately due and payable and the same may be collected forthwith), (ii) to foreclose and enforce all liens and security interests securing payment hereof, and (iii) to exercise any of Payee's other rights, powers, recourses and remedies under this Note or any of the other Loan Documents, or at law or in equity.

5. Attorney's Fees and Costs. If Payee retains an attorney-at-law in connection with any Event of Default or at maturity or to collect, enforce, or defend this Note or any part hereof, or any of the other Loan Documents, in any lawsuit or in any probate, reorganization, bankruptcy or other proceeding, Maker agrees to pay all costs and expenses of collection, including but not limited to, Payee's attorney's fees, whether or not any legal action shall be instituted.

6. Late Charge. At the option of Payee, Maker shall pay a "late charge" in the amount equal to five percent (5%) of any installment on this Note when such installment is not paid on the date such installment is due, in order to cover the additional expenses involved in handling delinquent payments.

7

Default Interest Rate. All past due installments of interest shall, if permitted by applicable law, bear interest at the highest lawful rate permitted by applicable law, or if no highest lawful rate is applicable hereto, then at the rate of eighteen percent (18%) per annum. During the existence of any default hereunder, the entire unpaid principal balance shall bear interest at the highest rate permitted by applicable law, including applicable federal or state laws.

8. Governing Law. The interest rate ceiling on this Note is governed by the laws of the State of Hawaii, except to the extent such laws are preempted by federal laws, in which case, this Note shall be governed by such federal laws, as applied in the State of Hawaii. In the event the enforceability or validity of any provision of this Note or of any document evidencing or securing the indebtedness represented by this Note is challenged or questioned, such provision shall be governed by, and shall be construed in accordance with, whichever applicable federal or Hawaii law would uphold or would enforce such challenged or questioned provision.

9. General Interest and Usury Provisions.

(a) Savings Clause. It is expressly stipulated and agreed to be the intent of Maker and Payee at all times to comply strictly with the applicable law governing the maximum rate or amount of interest payable on the indebtedness evidenced by this Note and the Related Indebtedness (as hereinafter defined), or applicable United States federal law to the extent that it

permits Payee to contract for, charge, take, reserve or receive a greater amount of interest than under applicable state law_ If the applicable law is ever judicially interpreted so as to render usurious any amount (i) contracted for, charged, taken, reserved or received pursuant to this Note, any of the other Loan Documents or any other communication or writing by or between Maker and Payee related to the transaction or transactions that are the subject matter of the Loan Documents, (ii) contracted for, charged, taken, reserved or received by reason of Payee's exercise of the option to accelerate the maturity of this Note and/or the Related Indebtedness, or (iii) Maker will have **paid or** Payee will have received by reason of any voluntary prepayment by Maker of this Note and/or the Related Indebtedness, then it is Maker's and Payee's express intent that all amounts charged in excess of the Maximum Lawful Rate shall be automatically canceled, *ab initio*, and all amounts in excess of the Maximum Lawful. Rate theretofore collected by Payee shall be credited **on** the principal balance of this Note and/or the Related Indebtedness (or, *if* this Note and all Related Indebtedness have been **or would** thereby be paid in full, refunded to Maker), and the provisions of this Note and the other Loan Documents shall immediately be deemed refunded and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable laws, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder; provided, however, if this Note has been paid in full before the end of the stated term of this Note, then Maker and Payee agree that Payee shall, with reasonable promptness after Payee discovers or is advised by Maker that interest was received **in** an amount in excess of the Maximum Lawful Rate, either credit such excess interest against this Note and/or any Related Indebtedness then owing by Maker to Payee and/or refund such excess interest to Maker. Maker hereby agrees that as a condition precedent to any claim seeking usury penalties against Payee, Maker will provide written notice to Payee, advising Payee in reasonable detail of the nature and amount of the violation, and Payee shall have sixty (60) days after receipt of such notice in which to correct such usury violation, if any, by either refunding such excess interest to Maker or crediting such excess interest against this Note and/or the Related Indebtedness then owing by Maker to Payee. sums contracted for, charged, taken, reserved or received by Payee for the use, forbearance **or detention of any debt evidenced by this Note and/or the Related Indebtedness shall, to the** extent permitted by applicable law, be amortized, prorated, allocated **or** spread, using the actuarial method, throughout the stated teen of this Note and/or **the Related Indebtedness (including any and** all renewal **and extension periods) until payment in full so that the rate** or

amount of interest on account of this Note and/or the Related Indebtedness does not exceed the Maximum Lawful Rate from time to time in effect and applicable to this Note and/or the Related Indebtedness **for so long as debt** is outstanding. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Payee to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration. The terms and provisions of this paragraph shall control and supersede every other term, covenant or provision contained herein, in any other Loan. Document or in any other agreement between the Maker and Payee.

(b)<u>Ceiling Election.</u> To the extent United States federal law permits Payee to contract for, charge, take, receive or reserve a greater amount of interest than under Hawaii law, Payee will rely on United States federal law instead of Hawaii law for the purpose of determining the Maximum Lawful Rate.

(c) Definitions.

(i) As used herein, the term "Maximum Lawful Rate shall mean the maximum lawful rate of interest which may be contracted for, charged, taken, received or reserved by Payee in accordance with the applicable laws of the State of Hawaii (or applicable United States federal law to the extent that such law permits Payee to contract for, charge, take, receive or reserve a greater amount of interest than under Hawaii law), taking into account all Charges made in connection with the transaction evidenced by this Note and the other Loan Documents.

(ii) As used herein, the term "Charges" shall mean all fees, charges and/or any other things of value, if any, contracted for, charged, taken, received or reserved by Payee in connection with the transactions relating to this Note and the other Loan Documents, which are treated as interest under applicable law.

(iii) As used herein, the term "Related Indebtedness" shall mean any and all indebtedness paid or payable by Maker to Payee pursuant to the Loan. Documents or any other communication or writing by or between Maker and Payee related to the transaction or transactions that are the subject matter of the Loan Documents, except such indebtedness which has been paid or is payable by Maker to Payee under this Note.

10. Waiver. EXCEPT AS SPECIFICALLY PROVIDED IN THE LOAN DOCUMENTS TO THE CONTRARY, MAKER AND ANY SURETY, ENDORSER OR GUARANTOR OF THIS NOTE SEVERALLY AND EXPRESSLY (i) WAIVE AND RELINQUISH PRESENTMENT FOR PAYMENT, DEMAND, NOTICE OF NONPAYMENT OR NONPERFORMANCE, PROTEST, NOTICE OF PROTEST, NOTICE OF INTENT TO ACCELERATE, NOTICE OF ACCELERATION, GRACE, DILIGENCE IN COLLECTING THIS NOTE OR ENFORCING ANY SECURITY THEREFOR, OR ANY OTHER NOTICES OR ANY OTHER ACTION, AND (ii) CONSENT TO ALL RENEWALS, EXTENSIONS, REARRANGEMENTS AND MODIFICATIONS WHICH FROM TIME TO TIME MAY BE GRANTED BY PAYEE WITHOUT NOTICE AND TO ALL PARTIAL PAYMENTS HEREON, WHETHER BEFORE OR AFTER MATURITY, WITHOUT PREJUDICE TO PAYEE. PAYEE SHALL SIMILARLY HAVE THE RIGHT TO DEAL IN ANY WAY, AT ANY TIME, WITH ONE OR MORE OF THE FOREGOING PARTIES WITHOUT NOTICE TO ANY OTHER PARTY, AND TO GRANT ANY SUCH PARTY ANY EXTENSIONS OF TIME FOR PAYMENT OF ANY OF SAID INDEBTEDNESS, OR TO GRANT ANY OTHER INDULGENCES OR FORBEARANCES WHATSOEVER, WITHOUT NOTICE TO ANY OTHER PARTY AND WITHOUT IN ANY WAY AFFECTING THE PERSONAL LIABILITY OF ANY PARTY HEREUNDER. MAKER AND ANY OTHER PARTY LIABLE HEREUNDER WAIVE THEIR RIGHT TO A TRIAL BY JURY_

11. Jurisdiction and Venue. MAKER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS OF THE STATE OF HAWAII AND AGREES AND CONSENTS THAT SERVICE OF PROCESS

MAY BE MADE UPON MAKER IN ANY LEGAL PROCEEDING RELATING TO THIS NOTE BY ANY MEANS ALLOWED UNDER TEXAS OR FEDERAL LAW. VENUE FOR ANY LEGAL PROCEEDING SHALL BE HAWAII COUNTY, HAWAII.

12. Notices. Any notice or demand required hereunder shall be deemed to be delivered when deposited in the United States mail, postage prepaid, certified mail, return receipt requested, addressed to Maker or Payee, as the case may be, at the address set out hereinbelow, or at such other address as such party may hereafter deliver in accordance herewith. Any other method of delivery or demand shall be effective only when actually received by the recipient thereof. If and when included within the term "Maker" or "Payee" there are more than one person, all shall jointly arrange among themselves for their joint execution and delivery of a notice to the other specifying some person at some specific address for the receipt of all notices, demands, payments or other documents, All persons included within the terms "Maker" or "Payee," respectively, shall be bound by notices, demands, payments and documents given in accordance with the provisions of this paragraph to the same extent as if each had received such notice, demand, payment or document.

13. Successors and Assigns. This Note and all the covenants, promises and agreements contained herein shall be binding upon and shall inure to the benefit of Maker and Payee, and their respective successors and assigns.

14. **Time is of the Essence.** Time is of the essence with respect to all provisions of this Note and the other Loan Documents.

15. Joint and Several Liability. Should this Note be signed or endorsed by more than one person and/or entity, all of the obligations herein contained shall be considered the joint and several obligations of each maker and endorser hereof,

16. **Termination.** This Note may not be terminated orally, but only by a discharge in writing signed by Payee at the time such discharge is sought

IN WITNESS WHEREOF, Maker, intending to be legally bound hereby, has duly executed this Note as of the day and year first written above.

MAKER:

MAMAKI TEA, INC,,
a Nevada corporation

By:/s/ Curt Borman ____________

Title: ____________________________**Vice-President**